American Funds Insurance Series® Prospectus Supplement November 1, 2020 (for Class 1, Class 1A, Class 2 and Class 4 shares prospectuses dated May 1, 2020, as supplemented to date)

The following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of the prospectus for the American Funds Mortgage Fund:

Oliver V. Edmonds, Vice President, Capital Fixed Income Investors, serves as a fixed income portfolio manager for the fund. Oliver has 17 years of experience, all with Capital Research and Management Company or affiliate. He has less than 1 year of experience in managing the fund.

Keep this supplement with your prospectus.

Lit. No. INA8BS-092-1120O CGD/8024-S82163

American Funds Insurance Series®

Statement of Additional

Information Supplement

November 1, 2020

(for Class 1, Class 1A, Class 2 and Class 4 shares statement of additional information dated May 1, 2020, as supplemented to date)

The table under the heading “Portfolio manager fund holdings and management of other accounts” in the “Management of the Series” section is amended solely with respect to the fund listed below to read as follows:

Portfolio manager/ Investment professional	Number of other registered investment companies (RICs) for which portfolio manager or investment professional manages (assets of RICs in billions)[1]		Number of other pooled investment vehicles (PIVs) for which portfolio manager or investment professional manages (assets of PIVs in billions)[1]		Number of other accounts for which portfolio manager or investment professional manages (assets of other accounts in billions)[1,2]
American Funds Mortgage Fund
David J. Betanzos	5	$98.5	None		None
Oliver V. Edmonds	2	$17.1	None		None
Fergus N. MacDonald	7	$208.5	1	$0.18	None

Keep this supplement with your statement of additional information.

Lit. No. INA8BS-091-1120O CGD/8024-S82164